UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999
San Francisco,
California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock, par value $0.0001 per share	V	New York Stock Exchange
(Title of each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders of Visa Inc. (the "Company) was held on January 25, 2022, and the Company’s Class A common stockholders voted on three proposals that are described in detail in the Company's definitive proxy statement, dated December 2, 2021. Set forth below are the matters the stockholders voted on and the final voting results.

Proposal 1: Election of ten director nominees:

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Lloyd A. Carney	1,098,505,784	87.9	147,756,615	11.8	2,796,543	143,834,428
Mary B. Cranston	1,211,607,343	97.0	27,681,287	2.2	9,770,312	143,834,428
Francisco Javier Fernández-Carbajal	1,179,572,225	94.4	66,900,708	5.4	2,586,009	143,834,428
Alfred F. Kelly, Jr.	1,195,895,189	95.7	45,512,294	3.6	7,651,459	143,834,428
Ramon Laguarta	1,240,222,022	99.3	6,339,421	0.5	2,497,499	143,834,428
John F. Lundgren	1,240,732,661	99.3	5,807,147	0.5	2,519,134	143,834,428
Robert W. Matschullat	1,216,606,201	97.4	29,889,017	2.4	2,563,724	143,834,428
Denise M. Morrison	1,225,770,116	98.1	20,699,290	1.7	2,589,536	143,834,428
Linda J. Rendle	1,242,517,139	99.5	4,089,974	0.3	2,451,829	143,834,428
Maynard G. Webb, Jr.	1,234,625,874	98.8	11,907,149	1.0	2,525,919	143,834,428

Each of the ten nominees were elected to the Company's Board of Directors, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Approval, on an advisory basis, of compensation paid to our named executive officers:

Votes For:	1,097,862,849	87.9%
Votes Against:	139,375,351	11.2%
Abstentions:	11,820,742	0.9%
Broker Non-Votes:	143,834,428

The proposal was approved.

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year:

Votes For:	1,370,438,286	98.4%
Votes Against:	18,278,332	1.3%
Abstentions:	4,176,752	0.3%
Broker Non-Votes:	n/a

The appointment was ratified.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: January 26, 2022	By:	/s/ Kelly Mahon Tullier
Kelly Mahon Tullier, Vice Chair, Chief People and Administrative Officer, and Corporate Secretary